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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                      Pursuant ot Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                January 9, 1996
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                                Date of Report
                       (Date of earliest event reported)


                      CHAMPION INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter


                                   NEW YORK
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                (State or other jurisdiction of incorporation)


       1-3053                                         13-1427390
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(Commission File Number)                    (IRS Employer Identification No.)


                One Champion Plaza, Stamford, Connecticut 06921
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             (Address of principal executive offices)  (Zip Code)


                                (203) 358-7000
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             (Registrant's telephone number, including area code)



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Item 5.  Other Events

        On January 9, 1996, Champion International Corporation (the "Company") issued a press release announcing certain unaudited financial results of the Company for the three months and the twelve months ended December 31, 1995.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits. The following Exhibit is filed as part of this Report:

Exhibit Number                                        Description
--------------                                        -----------

     99 The Company's Consolidated Statement of Income for the three months and the twelve months ended December 31, 1995 (unaudited) and December 31, 1994.


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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CHAMPION INTERNATIONAL CORPORATION


                                        BY:       /s/ LAWRENCE A. FOX
                                           --------------------------------
                                                    Lawrence A. Fox
                                             Vice President and Secretary

Dated: January 9, 1996









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